EXHIBIT 32
                                                   Section 1350 Certifications

                       STATEMENT FURNISHED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned is the Principal Executive and Financial Officer of Business Development Solutions, Inc. This Certification is made pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of Business Development Solutions, Inc., for the year ended December 31, 2005.

      The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of Business Development Solutions, Inc. as of December 31, 2005.

This Certification is executed as of March 30, 2006.



By:   /s/ Kam Chung Tang
---------------------------------------------------------
Name:  Kam Chung Tang
Title: Executive Vice President & Chief Financial Officer
Date: March 30, 2006


By:   /s/ Shu Keung Chui
---------------------------------------------------------
Name: Shu Keung Chui
Title: President & Chief Executive Officer
Date: March 30, 2006